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                                                                  Exhibit (1)(w)

                             ARTICLES SUPPLEMENTARY

                                       TO

            THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.

          BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

               FIRST: Immediately prior to the filing of these Articles Supplementary (i) the Corporation was authorized to issue thirty-six billion (36,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of thirty-six million dollars ($36,000,000), (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-two series as follows:

BNY Hamilton Enhanced Income Fund
   Institutional Class                                               400,000,000
   Class A Shares                                                    400,000,000
   Class C Shares                                                    400,000,000

BNY Hamilton Large Cap Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate
Government Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate New
York Tax-Exempt Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

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BNY Hamilton Money Fund
   Hamilton Class                                                  7,000,000,000
   Premier Class                                                   3,000,000,000
   Classic Class                                                   3,000,000,000

BNY Hamilton Treasury Money Fund
   Hamilton Class                                                  2,000,000,000
   Premier Class                                                   2,000,000,000
   Classic Class                                                   2,000,000,000

BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class                                                  2,000,000,000
   Premier Class                                                   2,000,000,000
   Classic Class                                                   2,000,000,000

BNY Hamilton Large Cap Growth Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Small Cap Growth Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton International Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate Investment Grade Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

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BNY Hamilton Large Cap Value Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Large Cap Growth CRT Fund                               200,000,000

BNY Hamilton Small Cap Growth CRT Fund                               200,000,000

BNY Hamilton International
   Equity CRT Fund                                                   200,000,000

BNY Hamilton S&P 500 Index Fund
   Institutional Class                                               200,000,000
   Investor Class                                                    200,000,000

BNY Hamilton U.S. Bond Market Index Fund
   Institutional Class                                               200,000,000
   Investor Class                                                    200,000,000

BNY Hamilton Multi-Cap Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton High Yield Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Small Cap Core Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Municipal Enhanced Yield Fund
   Institutional Class                                               200,000,000

and the remaining one billion (1,000,000,000) authorized shares of Common Stock remain undesignated as to series or class.

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          SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, and
Section 2-105(c) of the Maryland General Corporation Law to increase or decrease the aggregate number of shares of its Common Stock and of each series thereof, the Board of Directors has (i) increased the number of shares of Common Stock, par value of one tenth of one cent ($.001) per share, that the Corporation has the authority to issue by twenty billion (20,000,000,000) shares, from 36,000,000,000 to 56,000,000,000 shares, (ii) increased the number of shares designated as shares of the "Premier" class of each of the BNY Hamilton Money Fund series and BNY Hamilton Treasury Money Fund series by 1 billion (1,000,000,000) shares, (iii) created three additional classes of shares of each of the BNY Hamilton Money Fund series and BNY Hamilton Treasury Money Fund series, which classes are designated as "Institutional Shares", "Agency Shares" and "Retail Shares", and (iv) provided for the issuance of shares of the series and the classes described in items (ii) and (iii) above. The classes so created shall consist, until further changed, of the number of shares allocated to such classes by the Board of Directors as set forth below, with the result that the authorized shares of Common Stock are now allocated as follows:

BNY Hamilton Enhanced Income Fund
   Institutional Class                                               400,000,000
   Class A Shares                                                    400,000,000
   Class C Shares                                                    400,000,000

BNY Hamilton Large Cap Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate
Government Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate New
York Tax-Exempt Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

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BNY Hamilton Money Fund
   Institutional Class                                             3,000,000,000
   Hamilton Class                                                  7,000,000,000
   Agency Class                                                    3,000,000,000
   Premier Class                                                   4,000,000,000
   Classic Class                                                   3,000,000,000
   Retail Class                                                    3,000,000,000

BNY Hamilton Treasury Money Fund
   Institutional Class                                             3,000,000,000
   Hamilton Class                                                  2,000,000,000
   Agency Class                                                    3,000,000,000
   Premier Class                                                   3,000,000,000
   Classic Class                                                   2,000,000,000
   Retail Class                                                    3,000,000,000

BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class                                                  2,000,000,000
   Premier Class                                                   2,000,000,000
   Classic Class                                                   2,000,000,000

BNY Hamilton Large Cap Growth Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Small Cap Growth Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton International Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

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BNY Hamilton Intermediate Investment Grade Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Large Cap Value Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Large Cap Growth CRT Fund                               200,000,000

BNY Hamilton Small Cap Growth CRT Fund                               200,000,000

BNY Hamilton International
Equity CRT Fund                                                      200,000,000

BNY Hamilton S&P 500 Index Fund
   Institutional Class                                               200,000,000
   Investor Class                                                    200,000,000

BNY Hamilton U.S. Bond Market Index Fund
   Institutional Class                                               200,000,000
   Investor Class                                                    200,000,000

BNY Hamilton Multi-Cap Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton High Yield Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

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BNY Hamilton Small Cap Core Equity Fund
   Institutional Class                                               200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000

BNY Hamilton Municipal Enhanced Yield Fund
   Institutional Class                                               200,000,000

and the remaining one billion (1,000,000,000) authorized shares of Common Stock remain undesignated as to series or class.

          THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992, January 22, 1997, May 22, 2002, January 26, 2004, January 7, 2005 and August 16, 2005 and
supplemented by Articles Supplementary, dated June 29, 1994, August 15, 1995, January 22, 1997, April 30, 1999, September 20, 1999, February 17, 2000,
February 27, 2001, April 4, 2001, November 14, 2001, March 26, 2002, May 22,
2002, February 25, 2003, January 26, 2004, January 7, 2005 and April 15, 2005.

          FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

          FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is fifty-six billion (56,000,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of fifty-six million dollars ($56,000,000).

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          IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Treasurer and witnessed by its Secretary on September 28, 2005.

WITNESS:                                BNY HAMILTON FUNDS, INC.


By: /s/ Daniel Igo                      By: /s/ Guy Nordahl
    ---------------------------------       ------------------------------------
Name: Daniel Igo                        Name: Guy Nordahl
Title: Assistant Secretary              Title: Treasurer

          THE UNDERSIGNED, Guy Nordahl of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        /s/ Guy Nordahl
                                        ----------------------------------------
                                        Name: Guy Nordahl